UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SERIES PORTFOLIOS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Verity U.S. Treasury Fund

A Series of Series Portfolios Trust
615 East Michigan Avenue
Milwaukee, WI 53202
July 9, 2025

Dear Shareholder:

I am writing to inform you of an upcoming special meeting (the “Special Meeting”) of the shareholders of the Verity U.S. Treasury Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”). The purpose of the Special Meeting is to seek shareholder approval of the following proposal, which is discussed in the question and answer section and in greater detail in the accompanying Proxy Statement:

Proposal:	To approve an investment advisory agreement between Verity Asset Management, Inc. (“Verity”) and the Trust, on behalf of the Verity U.S. Treasury Fund.

Verity has served as the investment adviser to the Fund, a series of the Trust, since its inception. On May 5, 2025, Verity Financial Group, Inc. (the “VFG”), the parent company of Verity, agreed to be acquired by Simplicity Financial Marketing Holdings, Inc. (“Simplicity”), a diversified financial holdings company, pursuant to which Verity became a wholly owned subsidiary of Simplicity (the “Transaction”), effective as of July 1, 2025. The closing of the Transaction resulted in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment advisory agreement between the Trust, on behalf of the Fund, and Verity dated as of October 26, 2023 (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.

The change of control caused by the Transaction resulted in the termination of the previously existing advisory agreement between the Trust, on behalf of the Fund, and Verity. To avoid disruption of the Fund’s investment management program, at its in-person meeting on June 12, 2025, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and Verity, effective for up to 150 days following the close of the Transaction. The terms of the Interim Advisory Agreement are the same as those of the Prior Investment Advisory Agreement, except for the effective date, termination date, fee escrow provisions and certain other immaterial differences.

For Verity to continue serving as the Fund’s investment adviser following the expiration of the Interim Advisory Agreement, the Trust is required to seek the approval by the shareholders of the Fund of a new investment advisory agreement between Verity and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”). The New Investment Advisory Agreement will result in no changes to the Fund’s portfolio management personnel, and the Transaction is not expected to result in any change to the way the Fund is managed. Additionally, there are no material differences in the terms of the New Investment Advisory Agreement as compared to the terms of the Prior Investment Advisory Agreement, except for the effective date. Approval of the New Investment Advisory Agreement would simply continue the relationship between Verity and the Fund.

The Special Meeting is scheduled to be held on August 28, 2025, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am Central Time. If you are a shareholder of record of the Fund as of the close of business on June 20, 2025, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important.

The proposal to approve the New Investment Advisory Agreement with Verity has been carefully reviewed by the Trust’s Board of Trustees, which is comprised entirely of Trustees who are not “interested persons” of the Trust or Verity (the “Independent Trustees”). The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal. You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on August 28, 2025.

We appreciate your participation and prompt response in this matter. If you have any questions, please call Okapi Partners, LLC, our proxy solicitation firm, toll-free at 1-877-259-6290 Representatives are available to take your call Monday through Friday 9 a.m. to 10 p.m., Eastern time.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Ryan L. Roell
Ryan L. Roell
President, Series Portfolios Trust

Questions and Answers

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Question:	Why am I receiving this proxy statement?

Answer:
You are receiving these proxy materials — that include the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning the Verity U.S. Treasury Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”). Shareholders of the Fund are being asked to approve a new investment advisory agreement between Verity Asset Management, Inc. (“Verity”) and the Trust, on behalf of the Fund (the “Proposal”) (the “New Investment Advisory Agreement”). No increase in the Fund’s fees or expenses is being proposed.

Question:	Why am I being asked to approve the New Investment Advisory Agreement?

Verity has served as the investment adviser to the Fund since its inception on December 1, 2023. On May 5, 2025, Verity Financial Group, Inc., the parent company of Verity, agreed to be acquired by Simplicity Financial Marketing Holdings, Inc., a diversified financial holdings company, (“Simplicity”), pursuant to which Verity became a wholly owned subsidiary of Simplicity (the “Transaction”), effective July 1, 2025. The closing of the Transaction resulted in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment advisory agreement between the Trust, on behalf of the Fund, and Verity dated October 23, 2023 (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination. The Transaction and approval of the New Investment Advisory Agreement will not result in any significant changes for the shareholders of the Fund. The Fund’s investment objective and principal investment strategies will not change as a result of approval of the New Investment Advisory Agreement, and the management fee paid by the Fund to Verity, and the services provided by Verity to the Fund, will be the same under the New Investment Advisory Agreement as they are under the Prior Investment Advisory Agreement. There will be no change to the Fund’s portfolio manager.

Question:	What will happen if shareholders of the Fund do not approve the New Investment Advisory Agreement prior to the closing date of the Transaction?

Answer:
At its in-person meeting on June 12, 2025 (the “June Board Meeting”), the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Verity (the “Interim Investment Advisory Agreement”). The Interim Investment Advisory Agreement became effective upon the closing of the Transaction and allows Verity to serve as investment adviser to the Fund for up to 150 days following the closing of the Transaction while Verity and the Trust seek to obtain shareholder approval of the New Investment Advisory Agreement. The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by Verity are held in an escrow account until shareholders of the Fund approve the New Investment Advisory Agreement.

Question:	Has the Board approved the Proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board, which is comprised entirely of Independent Trustees, approved the New Investment Advisory Agreement at the June Board Meeting. After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposal.

Q&A	1

Question:	What will happen to the Fund if the Proposal is approved by shareholders?

Answer:	If the Proposal is approved by the Fund’s shareholders, the Fund will enter into the New Investment Advisory Agreement with Verity, and Verity will continue to serve as the Fund’s investment adviser.

Question:	How would this affect my account with the Fund?

Answer:	The Transaction and the implementation of the New Investment Advisory Agreement will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Investment Advisory Agreement. There are no material differences between the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, as is discussed in more detail in the enclosed proxy statement.

Question:	How will my approval of the New Investment Advisory Agreement affect the management and operation of the Fund?

Answer:	The Fund’s investment objective and principal investment strategies will not change as a result of the New Investment Advisory Agreement. It is anticipated that there will be no change to the Fund’s portfolio manager. You will continue to receive uninterrupted investment management and shareholder services.

Question:	Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. There are no material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective date of the agreements.

Question:	How will my approval of the New Investment Advisory Agreement affect the expenses of the Fund?

Answer:	The approval of the New Investment Advisory Agreement is not anticipated to have any effect on the expenses of the Fund.

Question:	What are the primary reasons for the selection of Verity to continue as the investment adviser of the Fund?

Answer:	The Board weighed a number of factors in reaching its decision to approve Verity to continue as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Verity, and the fact that the Fund’s portfolio manager will continue to serve as portfolio manager to the Fund following the Transaction. Other expected benefits to the shareholders of the Fund include providing continuity in the portfolio management of the Fund, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Question:	Who is Okapi Partners, LLC (“Okapi Partners”)?

Answer:
Okapi Partners is a third party proxy vendor that the Funds has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting for the Fund, a quorum must be reached. If a quorum is not attained for the Fund, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q&A	2

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Verity. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:
Shareholders of record of the Fund as of the close of business on June 20, 2025, (the “Record Date”) (even if that person has since sold those shares) are entitled to be present and to vote on the Proposal.

Question:	What vote is required?

Answer:	Approval of the New Investment Advisory Agreement with Verity for the Fund, requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of such Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. A majority of the votes cast, either in person or by proxy, at the Special Meeting with respect to the Fund is required to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Question:	How do I vote my shares?

Answer:	You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the meeting in Milwaukee, Wisconsin on August 28, 2025.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope. You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s). No postage is required if mailed in the United States.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Q&A	3

IMPORTANT INFORMATION FOR SHAREHOLDERS

Verity U.S. Treasury Fund

a series of Series Portfolios Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held August 28, 2025

The Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Verity U.S. Treasury Fund (the “Fund”), a series of the Trust, to be held on August 28, 2025, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal:	To approve an investment advisory agreement between Verity Asset Management, Inc. (“Verity”) and the Trust, on behalf the Verity U.S. Treasury Fund.

The Board, which is comprised entirely of Trustees who are not “interested persons” of the Trust or Verity, as defined in the Investment Company Act of 1940, as amended, has unanimously approved an investment advisory agreement between Verity and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.

Shareholders of record of the Fund at the close of business on June 20, 2025, are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about July 16, 2025, to such shareholders of record.

By Order of the Board of Trustees

/s/ Adam W. Smith
Adam W. Smith
Secretary, Series Portfolios Trust

July 9, 2025

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Verity U.S. Treasury Fund

A Series of Series Portfolios Trust

PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, MO 64121-9252
1-800-984-5014

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 28, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Verity U.S. Treasury Fund (the “Fund”), to be held on August 28, 2025, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am Central Time.

Shareholders of record of the Fund at the close of business on the record date, established as June 20, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement, including the proxy card, is expected to be mailed to shareholders on or about July 16, 2025. The Special Meeting is being held to vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal:	To approve an investment advisory agreement between Verity Asset Management, Inc. (“Verity”) and the Trust, on behalf of the Verity U.S. Treasury Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 28, 2025:
The Notice of Special Meeting, Proxy Statement and Proxy Card
are available at www.OkapiVote.com/Verity

Please read the proxy statement before voting on the Proposal. If you need additional copies of this proxy statement or proxy card, please contact Okapi Partners at the number listed on your proxy card. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-800-984-5014 or visit the Fund’s website at https://verityinvest.com/ustvx or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, MO 64121-9252.

Proxy Statement	1

DESCRIPTION OF THE PROPOSAL
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background and Legal Requirements in Approving the New Investment Advisory Agreement

Verity has served as the investment adviser to the Fund since its inception on December 1, 2023. On May 5, 2025, Verity Financial Group, Inc., the parent company of Verity, agreed to be acquired by Simplicity Financial Marketing Holdings, Inc. (“Simplicity”), pursuant to which Simplicity acquired a 100% ownership equity stake in Verity (the “Transaction”). The closing of the Transaction resulted in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment advisory agreement between the Trust, on behalf of the Fund, and Verity dated as of October 23, 2023 (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.

In connection with the Transaction, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Verity (the “New Investment Advisory Agreement”), which will allow Verity to continue to serve as the Fund’s investment adviser following closing on the Transaction. The Transaction and approval of the New Investment Advisory Agreement will not result in any significant changes for the shareholders of the Fund. The Fund’s investment objective and principal investment strategies will not change as a result of approval of the New Investment Advisory Agreement and the management fee paid by the Fund to Verity, and the services provided by Verity to the Fund will be the same under the New Investment Advisory Agreement as they are under the Prior Investment Advisory Agreement. There will be no change to the Fund’s portfolio manager. The 1940 Act requires that the New Investment Advisory Agreement be approved by both a majority of the Independent Trustees and a “majority of the outstanding voting securities” of the Fund as such term is defined in the 1940 Act. The New Investment Advisory Agreement will become effective upon the later of (i) the closing of the Transactions and (ii) approval by the Fund’s shareholders.

The New Investment Advisory Agreement between the Trust, on behalf of the Fund, and Verity, is substantially identical to the Prior Investment Advisory Agreement, except for its effective date. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

At an in-person meeting of the Board held on June 12, 2025 (the “June Board Meeting”), the Board, which is comprised entirely of Trustees who are not “interested persons” of the Trust or Verity, as defined in the 1940 Act (the “Independent Trustees”), voted unanimously to approve the New Investment Advisory Agreement. The Board also voted unanimously to recommend that shareholders of the Fund approve the proposed New Investment Advisory Agreement.

The Board last approved the Prior Investment Advisory Agreement on October 23, 2023. The Prior Investment Advisory Agreement was approved by the Fund’s initial shareholder on November 27, 2023.

At the June Board Meeting, the Board unanimously approved an interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act, between the Trust, on behalf of the Fund, and Verity (the “Interim Investment Advisory Agreement”). Rule 15a-4, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions. The Interim Investment Advisory Agreement allows Verity to serve as investment adviser to the Fund for a period of up to 150 days following closing. The Interim Investment Advisory Agreement will terminate with respect to the Fund

Proxy Statement	2

upon the sooner to occur of (1) 150 days after the effective date of the Interim Investment Advisory Agreement, or (2) the approval by the Fund’s shareholders of the New Investment Advisory Agreement.

The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by Verity during this interim period with respect to the Fund will be held in an escrow account at U.S. Bank, N.A. until shareholders of the Fund approve the New Investment Advisory Agreement. Fees that are held in the escrow account with respect to the Fund, including interest earned, will be paid to Verity if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement. If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then Verity will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

If the Fund’s shareholders do not approve Verity as the investment adviser within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund, including, but not limited to, consideration of appointing another investment adviser to manage the Fund, seeking to rely on relief from the staff of the SEC to permit Verity to continue managing the Fund, or liquidating the Fund. If the expiration date of the Interim Investment Advisory Agreement is approaching and shareholders of the Fund have not approved the New Investment Advisory Agreement, the Board will evaluate all pertinent facts and circumstances in determining an option that is in the best interests of the Fund and its shareholders. If a majority of the outstanding voting securities of the Fund have not yet approved the New Investment Advisory Agreement at that time but the votes submitted by shareholders have been in favor of the New Investment Advisory Agreement, the Board will consult with Verity and Okapi Partners, LLC (“Okapi Partners”), the party Verity has retained to assist with proxy solicitation, regarding the likelihood that approval of the New Investment Advisory Agreement could be obtained with additional solicitation subsequent to an extension of the Interim Investment Advisory Agreement. In that case, the Trust may seek to rely on relief from the staff of the SEC to extend the Interim Investment Advisory Agreement for an additional period to allow for additional solicitation. Alternatively, if the expiration date of the Interim Investment Advisory Agreement is approaching with respect to the Fund and the Board, Verity and Okapi Partners do not believe that shareholder approval of the New Investment Advisory Agreement could be obtained, even with additional solicitation, the Board will consider other options such as appointment of a new investment adviser to the Fund or liquidation of the Fund.

Compensation Paid to Verity Asset Management, Inc.

Under the Prior Investment Advisory Agreement, Verity is entitled to receive a monthly management fee computed at an annual rate of 0.42% of the Verity U.S. Treasury Fund’s average daily net assets in return for the services provided by Verity as the investment adviser to the Fund. The fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement. For the fiscal period ended September 30, 2024, the Fund paid the following investment management fees to Verity.

Proxy Statement	3

Fund	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Adviser	Net Advisory Fees Paid to Adviser
Verity U.S Treasury Fund	$242,202	$(155,373)	$86,829

Information about Verity Asset Management, Inc.

Verity is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Verity’s principal office is located at 280 South Mangum Street, Suite 550, Durham, NC 27701. Verity is a wholly owned subsidiary of Verity Financial Group, Inc. As of March 31, 2025, Verity had assets under management of over $1 billion in regulatory assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of Verity, each of whom is located at Verity’s principal office location.

Name	Position/Principal Occupation
Gordon T. Wegwart	President, Chief Compliance Officer and Chief Investment Officer
Sean J. McGill	Vice President, Director of Advisor Services
Amy L. Simonson	Vice President, Finance and Operations
Jeff A. Munsey	Vice President

No officers or Trustees of the Trust hold positions with Verity, Simplicity or their respective affiliates.

Verity does not serve as investment adviser to any other registered investment companies with similar investment objectives and strategies to those of the Fund.

The following table sets forth the name of each person that beneficially owns 10% or more of the outstanding voting securities of Verity prior to the close of the Transaction.

Name and Address	% of Voting Securities Held Prior to the Close of the Transaction
Verity Financial Group, Inc.	100.00%

The principal office of Simplicity Financial Marketing Holdings, Inc. is 86 Summit Avenue, Suite 303, Summit, NJ 07901. Following closing of the Transaction, Verity became a wholly-owned subsidiary of Simplicity.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by Verity and the fee structure under the New Investment Advisory Agreement are identical to the services

Proxy Statement	4

previously provided by Verity and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services. The New Investment Advisory Agreement states that, subject to the supervision and direction of the Board, Verity will provide for the overall management of the Fund including: (i) continuously investing the assets of the Fund in a manner consistent with the prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and Verity; (ii) determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iii) voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with Verity’s written proxy voting policies and procedures; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) issuing settlement instructions to custodians designated by the Trust and (vi) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by Verity in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board. The advisory services in the New Investment Advisory Agreement are materially the same as the advisory services provided under the Prior Investment Advisory Agreement.

Management Fee. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain identical fee structures. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Verity is entitled to receive from the Fund a management fee computed daily and paid monthly, based on an annual rate equal to 0.42% of the Verity U.S. Treasury Fund’s average daily net assets.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser, Verity shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Verity shall not direct orders to an affiliated person of Verity without general prior authorization to use such affiliated broker or dealer from the Board. Verity’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, Verity may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Verity is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Verity, and any costs of liquidating or reorganizing the Fund. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement also provide that Verity shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Proxy Statement	5

The Fund is responsible for all of its own expenses, except for those specifically assigned to Verity under the New Investment Advisory Agreement and the Prior Investment Advisory Agreement. The Fund will be responsible for the same expenses under the New Investment Advisory Agreement as it is under the Prior Investment Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Duration and Termination. The Prior Investment Advisory Agreement became effective at the time the Fund commenced operations. The New Investment Advisory Agreement will become effective upon the later of (i) the closing of the Transaction and (ii) approval by an affirmative vote of a majority of the outstanding voting securities of the Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect with respect to the Fund for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, with respect to the Fund, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Verity at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties imposed on Verity by the agreement, Verity will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Considerations of the Board in Approving the New Investment Advisory Agreement

At the June Board Meeting, the Board, which is comprised entirely of Independent Trustees, discussed and approved the New Investment Advisory Agreement, and determined to recommend that shareholders approve the New Investment Advisory Agreement.

Prior to voting to approve the New Investment Advisory Agreement, the Independent Trustees conferred with representatives of U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, and with a senior representative of Verity about the New Investment Advisory Agreement and related matters. The Board reviewed and discussed information furnished by Fund Services and Verity that the Board considered reasonably necessary to evaluate the terms of the New Investment Advisory Agreement and the services to be provided. At the June Board Meeting, representatives of Fund Services and a senior representative of Verity made presentations to, and responded to questions from, the Board.

Proxy Statement	6

In advance of the June Board Meeting, Verity provided information to the Board in response to requests submitted to them by Fund Services on behalf of the Board to facilitate the Board’s evaluation of the terms of the New Investment Advisory Agreement. The Board considered not only the specific information presented in connection with the June Board Meeting, but also the knowledge gained over time through interactions with Verity. The Independent Trustees were assisted in their evaluation of the New Investment Advisory Agreement by independent legal counsel, from whom the Independent Trustees received separate legal advice. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any particular information or consideration that was all-important or controlling. Each Trustee may have attributed different weights to various factors.

The Board considered information about the Transaction, including, but not limited to:

•Information about the structure and material terms and conditions of the Transaction, including that Verity does not anticipate any material changes to its financials, resources, business activities, operations, staffing, or other functions related to the operation or management of the Fund;

•Information about Simplicity’s business, financials, ownership and affiliations as well as Simplicity’s plans with respect to Verity and the Fund; and

•Commitments that (i) the Fund would not bear any expenses, directly or indirectly, in connection with obtaining Board and shareholder approval of the New Investment Advisory Agreement; (ii) no changes to Verity’s personnel are planned as a result of the Transaction; and (iii) no changes to the Fund’s investment objective, investment strategies or policies are planned in connection with the Transaction.

With respect to the New Investment Advisory Agreement, the Board considered: (i) that the New Investment Advisory Agreement will be substantially identical to the Prior Investment Advisory Agreement; (ii) information confirming that the fee rate payable under the New Investment Advisory Agreement will not increase as a result of the Transaction as compared to the rate under the Prior Investment Advisory Agreement; and (iii) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund by Verity.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board considered detailed information and materials provided in connection with the approval of the New Investment Advisory Agreement, which included, among other information and materials: (i) a copy of the New Investment Advisory Agreement: (ii) information describing the nature, extent, and quality of the services to be provided by Verity under the New Investment Advisory Agreement; (iii) information regarding Verity’s business activities, operations, portfolio manager and other personnel, compliance program and internal procedures; (iv) information describing the Fund’s historical performance compared to relevant indices and a peer group of funds; (v) information describing the Fund’s proposed management fee and total operating expense ratio compared to a peer group of funds; (vi) information regarding the financial condition of Verity; (vii) information regarding Verity’s estimated profitability with respect to the Fund; (viii) information regarding Verity’s analysis of economies of scale; (ix) information relating to the Fund’s distribution structure and sales and redemptions of the Fund’s shares; and (x) other information relevant to an evaluation of the nature, extent

Proxy Statement	7

and quality of the services to be provided by Verity to the Fund under the New Investment Advisory Agreement.

The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Investment Advisory Agreement are discussed below.

Nature, Extent and Quality of Services to be Provided to the Fund. The Board considered the scope of services that Verity would provide under the New Investment Advisory Agreement with respect to the Fund. The Board considered information about the Fund’s portfolio manager and his experience serving as portfolio manager to the Fund since its inception in December 2023, as well as the experience, capacity and integrity of Verity’s management and other personnel. The Board also considered information regarding Verity’s assets under management, financial condition, resources and capitalization.

In addition, the Board considered representations made by Verity that: (i) Verity did not expect the Transaction to materially impact the business conducted by Verity; (ii) Verity will maintain an independent organizational and operating structure following the Transaction; (iii) it is expected that Verity’s personnel that are currently responsible for providing services to the Fund, including the portfolio manager for the Fund, Brad Corbett, will be retained; (iv) the terms of the New Investment Advisory Agreement will be substantially identical to those of the Prior Investment Advisory Agreement; and (v) there are no anticipated material changes or reductions in the nature, extent or quality of the services currently provided by Verity to the Fund. The Board considered information provided by Verity regarding its ability to retain qualified personnel after the Transaction. The Board also considered the resources and capabilities that would be available to the management of the Fund after the Transaction.

Based on these factors, among others, the Board concluded that the nature, extent and quality of services to be provided by Verity to the Fund are not expected to change and will continue to benefit the Fund and its shareholders.

Investment Performance. In assessing the quality of the portfolio management to be delivered by Verity, the Board reviewed the performance of the Fund as managed by Verity and Mr. Corbett under the Prior Investment Advisory Agreement, noting that the portfolio manager for the Fund would not change in connection with the Transaction and that Verity’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction. The Board noted the Fund’s limited operating history. In evaluating the Fund’s limited performance track record, the Board considered the Fund’s performance results in light of the Fund’s investment objective and strategies. The Board considered the Fund’s performance on both an absolute basis and in comparison to its benchmark index, the Bloomberg Short Treasury Total Return Index, noting that the Fund underperformed the index for the one-year and since inception periods ended December 31, 2024 but outperformed the index for the year-to-date period ended April 30, 2025. The Board also considered the Fund’s investment performance as compared to a performance universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Board considered that the performance data provided by Broadridge included, among other things, a performance comparison for the one-year period ended April 30, 2025. The Board noted that the Fund underperformed the Performance Universe median for the one-year period ended April 30, 2025. The Board noted that, while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences exist between the duration profile of the Fund and its peers. The Board

Proxy Statement	8

also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods.

The Board concluded that Verity’s performance record in managing the Fund demonstrates that its continued management of the Fund will benefit the Fund following the Transaction. The Board noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the New Investment Advisory Agreement.

Fees and Expenses. The Board reviewed and considered the contractual management fee rate that the Fund will pay to Verity under the New Investment Advisory Agreement. The Board considered that the management fee rate payable to Verity under the New Investment Advisory Agreement is the same as the management fee rate payable to Verity under the Prior Investment Advisory Agreement. The Board also considered that Verity has contractually agreed to cap the Fund’s total operating expenses at the same level as the current contractual expense cap for the Fund (the “New Expense Limitation Agreement”) for at least an initial three-year term and that, accordingly, the Fund’s net operating expense ratio is not expected to increase as a result of the Transaction.

The Board received and considered comparisons of the Fund’s contractual management fee rate, actual management fee rate and net operating expense ratio (including the various expense components thereof) to industry data with respect to those of a peer group of funds managed by other investment advisers (the “Expense Peer Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Fund’s contractual management fee rate is in line with the Expense Peer Group median and the Fund’s actual management fee rate is equal to the Expense Peer Group median. The Board also noted that the Fund’s net operating expense ratio is in line with the Expense Peer Group median. The Board noted that Verity reported that it does not serve as an investment adviser or sub-adviser to any other registered investment companies.

Based on these factors, among others, the Board concluded that the level of management fees to be charged by Verity continues to be reasonable in light of the services expected to be covered by the New Investment Advisory Agreement and that the overall expense structure of the Fund supported approval of the New Investment Advisory Agreement.

Profitability and Economies of Scale. The Board requested and received financial information from Verity, including a report on Verity’s projected revenue and expenses resulting from services to be provided to the Fund pursuant to the New Investment Advisory Agreement. The Board also considered representations from Verity that it does not expect its profitability with respect to its management of the Fund after the Transaction to materially differ from Verity’s profitability prior to the Transaction. The Board considered information regarding Verity’s approach to allocating expenses to the Fund under its profitability analysis. The Board concluded that Verity’s expected profit from managing the Fund was not excessive.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board considered information regarding whether the Fund was large enough to generate economies of scale for the benefit of shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Board noted that the Transaction is not expected to change the Fund’s overall expense structure. In this regard, the Board considered that the New Expense Limitation Agreement would limit costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders.

Proxy Statement	9

The Board noted that it would have an opportunity to consider economies of scale in the context of future reviews of the New Investment Advisory Agreement.

Ancillary Benefits. The Board received and considered information regarding anticipated ancillary or “fall-out” benefits to Verity as a result of its relationship with the Fund.

Conclusion. Based upon all of the foregoing factors and such other matters as were deemed relevant, and with no single factor being determine to their decision, the Trustees unanimously approved the New Investment Advisory Agreement on behalf of the Fund and voted to recommend that shareholders approve the New Investment Advisory Agreement.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the proposed change in control of the Adviser, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction and the Trust’s Board of Trustees will not knowingly approve any arrangement which would impose an “unfair burden” on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act of the Adviser). The Board currently meets this 75% requirement and anticipates meeting this requirement for the required three-year period following the closing of the Transaction.

Based on all of the foregoing, the Board, which is comprised entirely of Independent Trustees, recommends that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

ADDITIONAL INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or parent or subsidiary of the Adviser, or had a material interest in any transaction or proposed transaction to which the Adviser or any parent or subsidiary of the Adviser was a party.

Proxy Statement	10

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of the Record Date, the Verity U.S. Treasury Fund had 5,799,930.512 shares outstanding.

Management Ownership. As of the Record Date, no officer or Trustee of the Trust owned of record or beneficially any of the Fund’s outstanding shares.

Record Date. Shareholders of record of the Fund at the close of business on June 20, 2025 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed below, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of the Record Date. Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the Record Date, no person was a control person of the Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Exchange Act) less than 1% of the shares of the Fund. As of the Record Date, the shareholders indicated below were known by the Fund to be a principal shareholder of the Fund:

Verity U.S Treasury Fund
Name and Address	% Ownership	Total Number of Shares	Type of Ownership
National Financial Services LLC For the Exclusive Benefits of Our Customers Attn: Mutual Funds Dept., 4th Fl 499 Washington Blvd. New Jersey City, NJ 7310-1995	47.03%	2,727,995.050	Record
AXOS Clearing LLC FBO #185 PO Box 6503 Englewood, CO 80155-6503	30.88%	1,791,196.992	Record
Matrix Trust Company As Agent for Advisor Trust Inc. Massapequa UFSD (NY) 403(B) Plan 717 17th St., Ste 1300 Denver, CO 80202-3304	10.73%	622,289.46	Record
FPS Trust Company FBO Lawrence Union Free SD-403(B) 9200 E. Mineral Ave., Ste 225 Centennial, CO 80112-3592	8.66%	502,111.22	Record

Proxy Statement	11

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares,” a description of which is included in the Fund’s Statement of Additional Information dated January 31, 2025. The Fund do not execute portfolio transactions through affiliated brokers.

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the Proposal at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on the Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the vote of a majority of the Fund’s shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. Abstentions will not be counted for or against such proposal to adjourn. Any adjourned session of the Special Meeting may be held within a reasonable time without further notice, provided that further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) dates from the date of the Special Meeting (in which case the Board shall set a new record date).

Vote Required to Pass the Proposal

As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxy Statement	12

Broker Non-Votes

Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment advisory agreement as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

Proxies and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 877-259-6290.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

Verity has engaged Okapi Partners to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

Proxy Statement	13

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be approximately $23,500. The cost of solicitation will be borne by Verity. In addition to the solicitation by mail, officers and employees of Verity and/or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Okapi Partners has also been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Future Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting with respect to the Fund should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call Okapi Partners. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-984-5014 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, MO 64121-9252.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

Proxy Statement	14

Exhibit A – Form of Investment Advisory Agreement
SERIES PORTFOLIOS TRUST

INVESTMENT ADVISORY AGREEMENT

with

VERITY ASSET MANAGEMENT, INC.

THIS INVESTMENT ADVISORY AGREEMENT is made as of the […]th day of […], 2025, by and between Series Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of the series listed on Schedule A, which may be amended from time to time (each a “Fund” and together, the “Funds”), and Verity Asset Management, Inc., a North Carolina corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of providing investment advisory services as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board,” “Trustees,” or “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and, in such capacity, shall provide investment advisory services to the Fund, including managing the investment and reinvestment of the assets of the Fund, in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information and such other applicable limitations, policies and procedures as the trustees of the Board of Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the applicable provisions and restrictions contained in the federal securities laws, applicable state securities laws, Subchapter M, and any provisions as may become applicable, of the Internal Revenue Code of 1986 (the “Code”), and any applicable provisions of the Uniform Commercial Code and other applicable law.

Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to one or more sub-advisers (each, a “Sub-Adviser”), each of which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the Sub-Adviser shall furnish the services specified therein to the Adviser or the Funds. The Adviser may oversee, make allocations among, and make recommendations with respect to the hiring and replacement of Sub-Advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a Sub-Adviser.

Without limiting the generality of the foregoing, the Adviser shall: (i) make decisions with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such decisions (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain or cause to be maintained records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations to the Trustees as required, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact such agreements with such brokers or dealers as the Adviser shall select as provided herein. The Adviser shall cause or direct, as applicable, all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the

Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust or the Board from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall, in performing its duties hereunder, at all times comply with the Advisers Act and the Investment Company Act, and any rules and regulations adopted thereunder; any other applicable state or federal law, and any rules and regulations adopted thereunder; and any applicable self-regulatory organization regulations.

(d) The Adviser shall, in providing its services hereunder, conduct its operations at all times in conformance with Subchapter M, and any provisions as may become applicable, of the Code, and any rules and regulations adopted thereunder.

(e) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, unless a different amount is thereafter approved or consented to by the Board.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided herein or otherwise authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including any other registered investment company or series thereof or affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses and only its allocable portion of Trust organization expenses; (ii) providing the personnel, office space, equipment, and/or processes reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting(s); (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request for the primary benefit of the Adviser; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses, including all expenses related to derivatives transactions; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; its pro rata portion of salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; its pro rata portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees from its own legitimate profits that are in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall make regular reports as required by any policies and procedures regarding payments to financial intermediaries that are adopted by the Trust .

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement becomes effective or is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. In the event the Agreement is terminated, such fee shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to recoupment, if so requested by the Adviser, in subsequent fiscal years provided the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the annual limits. The Adviser may recoup fees waived and expenses reimbursed in any fiscal year of the Fund for three fiscal years from the date on which the fee waiver or expense reimbursement occurred. Any such recoupment is contingent upon Board of Trustees review and approval at the time the recoupment is made and such recoupment must be made in accordance with applicable guidance of the staff of the Securities and Exchange Commission. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust and By-Laws, each as may be amended and restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Board of Trustees retains ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Bylaws, each as may be amended and restated from time to time, and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by, or the liability of, the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b) Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering the Adviser’s services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other asset by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities or other assets for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and, as approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not, at the time of this agreement, an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to the Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect for a period of two (2) years from the date of effectiveness with respect to the Fund unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15. INTELLECTUAL PROPERTY LICENSE. For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Verity Asset Management, Inc.”, “Verity Asset Management” “Verity U.S. Treasury Fund”, https://verityinvest.com/ustvx/, and the name of a series of the Trust (other than the Fund) that may become subject to this Agreement (collectively, the “Adviser Names”) solely in connection with the Trust and the Fund. The Trust and the Fund acknowledge that the Adviser Names and any derivatives or combinations thereof are the sole and exclusive property of the Adviser (or the Adviser’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Adviser Names. The Trust and the Fund will use the Adviser Names according to the Adviser’s trademark standards. The Adviser makes no representations or warranties in respect of the relative superiority of its rights in the Adviser Names to the rights of any third party in the Adviser Names. Notwithstanding anything herein to the contrary, the Adviser shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Adviser names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Adviser Names and any other name connected with the Adviser.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon not more than sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17. NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, shall be deemed to confer on any person or entity other than the parties hereto any benefits, rights, remedies, obligations or liabilities under or by reason of this Agreement. No person or entity, including, without limitation, shareholders of the Trust or the Fund, shall be deemed to be a third-party beneficiary of this Agreement.

18. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. Nothing herein will apply to information that is or becomes publicly available without breach of any obligation owed by the Adviser under this Agreement, is independently developed by the Adviser without reference to information required to be treated confidentially, or is used by the Adviser to enforce its rights under this Agreement, and nothing herein will be deemed to prevent the Adviser from disclosing any information pursuant to applicable law, rule or regulation or in response to a request from a regulatory, self-regulatory or other authority with appropriate jurisdiction over the Adviser.

19. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser represents that has adopted an Anti-Money Laundering Policy and agrees to comply with its Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SERIES PORTFOLIOS TRUST on behalf of the series listed on Schedule A	VERITY ASSET MANAGEMENT, INC.

By: __________________________________	By: __________________________________
Name: Ryan L. Roell	Name: Gordon T. Wegwart
Title: President	Title: President

SCHEDULE A

Series of Series Portfolios Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets	Effective Date of Investment Advisory Agreement

Verity U.S. Treasury Fund	0.42%	[…], 2025

PROXY	PROXY

SERIES PORTFOLIOS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2025
615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202

Verity U.S. Treasury Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Ryan L. Roell and Douglas Schafer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 28, 2025 at 10:00 a.m., Central Time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

__________________________________________
Signature(s) (Title (s), if applicable)
_______________________________________________
_______________________________________________
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:
1.By Phone: Call Okapi Partners toll-free at: 877-259-6290 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR
2.By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Verity2025 and follow the simple on-screen instructions.
OR
3.By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
August 28, 2025

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS

INSTRUCTIONS:    TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:

		FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement between Verity Asset Management, Inc. and the Trust, on behalf of the Verity U.S. Treasury Fund.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/VERITY